SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2010

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S. Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 18, 2010, Vectren Utility Holdings, Inc. (“VUHI”), a wholly-owned subsidiary of Vectren Corporation (the “Company”), entered into an Escrow Agreement among VUHI, certain subsidiary guarantors, Bank of America, N.A., as administrative agent, certain lenders and Moore & Van Allen, PLLC, as escrow agent (the “VUHI Escrow Agreement”) pursuant to which it delivered signature pages  and other documents relating to a Credit Agreement to be dated September 30, 2010 among VUHI, certain subsidiary guarantors, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the “VUHI Credit Agreement”). The form of the VUHI Credit Agreement is attached to the VUHI Escrow Agreement as Exhibit A. The VUHI Credit Agreement provides for a credit facility consisting of revolving commitments in the aggregate amount of $350,000,000 with a $40,000,000 swing line sublimit and a $250,000,000 letter of credit sublimit. The VUHI Escrow Agreement provides that the signature pages and other related documents will be released and the VUHI Credit Agreement will become effective upon the occurrence of certain customary closing conditions, which are contemplated to occur on September 30, 2010. Upon becoming effective, the VUHI Credit Agreement will replace VUHI’s current bank credit agreement. The VUHI Escrow Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on August 18, 2010, Vectren Capital, Corp. (“Vectren Capital”), a wholly-owned subsidiary of the Company, entered into an Escrow Agreement among Vectren Capital, the Company, Wells Fargo Bank, National Association, as administrative agent, certain lenders and Moore & Van Allen, PLLC, as escrow agent (the “Vectren Capital Escrow Agreement”) pursuant to which it delivered signature pages and other documents relating to a Credit Agreement to be dated September 30, 2010 among Vectren Capital, the Company, as guarantor, Wells Fargo Bank, National Association, as administrative agent, swing line lender and letter of credit issuer, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the “Vectren Capital Credit Agreement”). The form of the Vectren Capital Credit Agreement is attached to the Vectren Capital Escrow Agreement as Exhibit A. The Vectren Capital Credit Agreement provides for a credit facility consisting of revolving commitments in the aggregate amount of $250,000,000 with a $40,000,000 swing line sublimit and a $50,000,000 letter of credit sublimit. The Vectren Capital Escrow Agreement provides that the signature pages and other related documents will be released and the Vectren Capital Credit Agreement will become effective upon the occurrence of certain customary closing conditions, which are contemplated to occur on September 30, 2010. Upon becoming effective, the Vectren Capital Credit Agreement will replace Vectren Capital’s current bank credit agreement. The Vectren Capital Escrow Agreement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Vectren Utility Holdings, Inc. Escrow Agreement

99.2	Vectren Capital, Corp. Escrow Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
August 19, 2010

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	Vectren Utility Holdings, Inc. Escrow Agreement	Attached

99.2	Vectren Capital, Corp. Escrow Agreement	Attached